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                                                                   EXHIBIT 10.20

     FIRST AMENDMENT TO AMENDED AND RESTATED SUBSCRIPTION LICENSE AGREEMENT

      This First Amendment to Amended and Restated Subscription License Agreement ("Amendment") is entered into as of February 1, 2002 on this 28th day of February, 2002, by and among VerticalNet, Inc., ("VNI"), VerticalNet Enterprises LLC d/b/a VerticalNet Solutions ("VNE; and collectively with VNI, "Vert""), and Converge, Inc., a Delaware corporation ("Converge").

                                   BACKGROUND

A. VNI, VNE and Converge entered into an Amended and Restated Subscription License Agreement dated as of October 1, 2001 (the "Restated SLA").

B. VNI, VNE and Converge desire to amend the Restated SLA effective as of February 1, 2002.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. EXTENSION OF PRODUCT TERM. Section 1.2.29 of the Restated SLA is hereby amended by deleting the date "March 31, 2003" in clause (a) thereof and inserting the date "December 31, 2003" in its place.

2. SECURITY INTEREST. In consideration for the execution and delivery of this Amendment by Vert, Converge has, pursuant to a Security Agreement dated as of February 28, 2002 (the "Security Agreement"), granted to Vert a lien upon and security interest in certain Collateral (as defined in the Security Agreement) in order to secure the timely payment of all amounts owing by Converge to Vert under the Restated SLA, as amended by this Amendment.

3. PREPAYMENT. On March 1, 2002, Converge shall make without penalty a partial prepayment, in the amount of $750,000, of the $4,500,000 payment that is due and owing by Converge on May 1, 2002 under Section 3.1 of, and Exhibit B to, the Restated SLA.

4. GOVERNING LAW. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania as applied to agreements entered into and to be performed entirely within Pennsylvania between Pennsylvania residents, excluding its conflicts of law provisions.

5. RATIFICATION. Except as specifically modified by this Amendment, all of the provisions of the Restated SLA are hereby ratified and confirmed to be in full force and effect.


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6. BINDING EFFECT. This Amendment shall be binding upon, and shall inure to the benefit of, VNI, VNE and Converge and their respective successors and permitted assigns.

7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Amendment shall become binding when any one or more counterparts hereof, individually or taken together, bear the signatures of authorized representatives of each of VNI, VNE and Converge. For the purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto, shall be deemed an original.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the date first written above in this Agreement.

VerticalNet, Inc.                            Converge, Inc.

By:__________________________________        By:________________________________

_____________________________________        ___________________________________
(Print Name)                                 (Print Name)

Title:_______________________________        Title:_____________________________


VerticalNet Enterprises LLC

By:__________________________________

_____________________________________
(Print Name)

Title:_______________________________


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